SUBORDINATION AGREEMENT

           THIS SUBORDINATION AGREEMENT (this “Agreement” which term shall include all amendments and modifications thereto) is made as of this ____ day of October, 2007 by TIMET FINANCE MANAGEMENT COMPANY, a Delaware corporation (the “Subordinate Lender”) and WACHOVIA BANK, NATIONAL ASSOCIATION, as administrative agent (in such capacity, together with any successor agent, the “Administrative Agent”) for the benefit of the Lenders (including, without limitation, the Issuing Lender, the Swing Line Lender and the Alternative Currency Lender) (as defined in the Credit Agreement).  Unless otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Credit Agreement referred to below.

Recitals:

           A.           CompX International, Inc., a Delaware corporation (the “Borrower”), CompX Security Products, Inc., CompX Precision Slides, Inc., CompX Marine, Inc., Custom Marine, Inc. (f/k/a Custom Marine Acquisition, Inc.), and Livorsi Marine, Inc. (collectively, the “Guarantors”), the Administrative Agent and the Lenders have entered into a certain Credit Agreement dated as of December 23, 2005, as amended by that First Amendment to Credit Agreement dated October, 2007 (as amended, the “Credit Agreement” which term shall include all amendments and modifications thereto).  As used in this Agreement, (i) the term “Senior Obligations” means all past, present, and future indebtedness, liabilities, and obligations of any nature whatsoever of the Borrower to the Lenders in connection with or arising from the Credit Agreement, and the Loan Documents (including, without limitation, the Obligations (as defined in the Credit Agreement)); and (ii) the term “Subordinated Debt” means all past, present, and future indebtedness, liabilities, and obligations of any nature whatsoever of the Borrower to the Subordinate Lender, including, without limitation, any and all indebtedness, liabilities, and obligations of the Borrower to the Subordinate Lender evidenced by that certain Subordinated Term Loan Promissory Note dated October ___, 2007 made by Borrower and payable to Subordinate Lender in the principal amount of $52,580,190.00 (the “Subordinate Note”).

           B.           The Subordinate Lender has requested the Required Lenders to consent to Subordinate Lender making a term loan to the Borrower evidenced by the Subordinate Note.

           C.           The Required Lenders have required, as a condition to the granting of their consent, the execution of this Agreement by the Subordinate Lender.

           NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Subordinate Lender hereby agrees with the Administrative Agent (for the benefit of the Lenders) as follows:

           1.           Amount of Subordinated Debt and Recitals.  The Subordinate Lender represents and warrants that (a) the outstanding principal amount of the Subordinated Debt shall not at any time exceed $52,580,190.00; (b) the above Recitals are true, accurate, and correct and are incorporated in this Agreement by reference; (c) the Subordinate Lender is the lawful owner of the Subordinated Debt, free and clear of all liens, assignments, security interests and other encumbrances; and (d) the Subordinate Lender has not previously subordinated the Subordinated Debt.

           2.           Subordination to Senior Obligations.  The Subordinate Lender hereby subordinates and postpones the payment and the time of payment of the Subordinated Debt to and in favor of the payment and the time of payment of the Senior Obligations.  So long as all or any part of the Senior Obligations remain unpaid, the Subordinate Lender shall not, without the prior written consent of the Required Lenders, ask, demand, sue for, set off, accept, or receive any payment of all or any part of the Subordinated Debt; provided, that until the occurrence of an Event of Default (as defined in the Credit Agreement), the Subordinate Lender may receive payment of that portion of the Subordinated Debt consisting of scheduled principal payments (including prepayments) and accrued unpaid interest in accordance with the terms of the Subordinate Note as in effect on the date hereof, if, after giving pro forma effect to such payment or prepayment, an Event of Default would not exist.  The Subordinate Lender agrees not to subordinate, grant a security interest or lien on, assign, or transfer all or any part of the Subordinated Debt to any other person without the prior written consent of the Required Lenders.  Subordinate Lender will not, without the prior written consent of the Required Lenders: (a) commence, or join with any other creditor in commencing, any bankruptcy, reorganization, insolvency or similar proceedings with respect to Borrower or any Guarantor; or (b) extend, amend, modify or renew any of the Borrower's obligations under the Subordinated Debt or the documents evidencing or executed or delivered in connection with the Subordinated Debt, or release any surety or security for such obligations or obtain collateral security or exercise any other right under the Subordinated Debt, or the documents evidencing or executed or delivered in connection with the Subordinated Debt.

           3.           Distributions, etc.  In the event of any distribution, division, or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of the assets of the Borrower or any Guarantor or the proceeds thereof to creditors of the Borrower or any Guarantor or to any indebtedness, liabilities, and obligations of the Borrower or any Guarantor by reason of the liquidation, dissolution, or other winding up of the Borrower or any Guarantor or the business of the Borrower or any Guarantor or in the event of any sale, receivership, insolvency, or bankruptcy proceeding, or assignment for the benefit of creditors, or any proceeding by or against the Borrower or any Guarantor for any relief under the Bankruptcy Code or any insolvency law or other laws relating to the relief of debtors, readjustment of indebtedness, reorganizations, compositions, or extensions, then and in any such event, Lenders shall first be entitled to receive payment in full of all amounts due and owing under the Senior Obligations before the Subordinate Lender shall be entitled to receive any payment in respect of the Subordinated Debt.

           4.           Receipt of Payments by Subordinate Lender.  Should any payment or distribution not permitted by the provisions of this Agreement be received by the Subordinate Lender upon or with respect to all or any part of the Subordinated Debt, the Subordinate Lender will deliver the same to the Administrative Agent in precisely the form received (except for the endorsement or assignment of the Subordinate Lender where necessary) for application to the Senior Obligations (whether due or not due and in such order and manner as the Required Lenders may elect) and, until so delivered, the same shall be held in trust by the Subordinate Lender as property of the Administrative Agent (on behalf of the Lenders). In the event of the failure of the Subordinate Lender to make any such endorsement or assignment, the Administrative Agent, or any of its officers or employees on behalf of the Lenders, is hereby irrevocably authorized to make the same.

           5.           Endorsement, etc.  So as to secure the performance by the Subordinate Lender of the provisions of this Agreement and the payment of the Senior Obligations, the Subordinate Lender assigns, pledges, and grants to the Administrative Agent (on behalf of the Lenders) a security interest in the Subordinated Note to the extent of outstanding principal and accrued interest due thereon.  Upon the request of the Required Lenders, the Subordinate Lender shall endorse, assign, and deliver to the Administrative Agent in a manner acceptable to the Administrative Agent all notes, instruments, and agreements evidencing, securing, guaranteeing, or made in connection with the Subordinated Note.  Subordinate Lender will endorse on any and all instruments evidencing the Subordinated Note a statement satisfactory to Administrative Agent stating that the obligations evidenced by such instrument and the rights of the holders thereof are subordinated to the claims of Lenders as provided in this Agreement.  The Subordinate Lender and the Borrower each will further mark their books of account in such a manner as shall be effective to give proper notice of the effect of this Agreement.  Upon the occurrence of an Event of Default under the Senior Obligations, Lenders shall be entitled to collect and receive payments of outstanding principal and accrued interest then due and payable under the Subordinated Note until such time as all outstanding principal and accrued interest due and payable to the Lenders under the Senior Obligations has been repaid.  Other than the grant to the Administrative Agent (on behalf of the Lenders) of a security interest in the Subordinated Note as provided herein, nothing in this Agreement shall be construed to provide that the Subordinate Lender is responsible for, or has guaranteed the payment of, the Senior Obligations.

           6.           Consents, Waivers, etc.  The Subordinate Lender hereby consents that at any time and from time to time and with or without consideration, the Administrative Agent and Lenders may, without further consent of or notice to the Subordinate Lender and without in any manner affecting, impairing, lessening, or releasing any of the provisions of this Agreement, renew, extend, change the manner, time, place, and terms of payment of, sell, exchange, release, substitute, surrender, realize upon, modify, waive, grant indulgences with respect to, and otherwise deal with in any manner: (a) all or any part of the Senior Obligations; (b) all or any of the Loan Documents; (c) all or any part of any property at any time securing all or any part of the Senior Obligations; and (d) any person at any time primarily or secondarily liable for all or any part of the Senior Obligations and/or any collateral and security therefor. The Subordinate Lender hereby waives demand, presentment for payment, protest, notice of dishonor and of protest with respect to the Subordinated Debt, notice of acceptance of this Agreement by the Administrative Agent and Lenders, notice of the making of any of the Senior Obligations, and notice of the occurrence of an event of default under any of the Loan Documents.

           7.           Notices and Communications.  All notices and other communications hereunder shall be in writing and shall be effective when sent by certified mail, return receipt requested: (a) if to the Subordinate Lender at 1007 Orange Street, Suite 1414, Wilmington, Delaware 19801, or at such other address as the Subordinate Lender shall have furnished in writing to the Administrative Agent or Lender, or (b) if to the Administrative Agent or Lenders, addressed to such address as set forth in the Credit Agreement.

           8.           Transfer or Assignment of Obligations.  If any of the Senior Obligations should be transferred or assigned by the Lenders, this Agreement will inure to the benefit of the Lenders’ transferee or assignee to the extent of such transfer or assignment, provided that the Lenders shall continue to have the unimpaired right to enforce this Agreement as to any of the Senior Obligations not so transferred or assigned.

           9.           Miscellaneous.  This Agreement shall not be affected, impaired, or released by the delay or failure of the Administrative Agent or any of the Lenders to exercise any of their respective rights and remedies against the Borrower or any Guarantor or under any of the Loan Documents or against any collateral or security for the Senior Obligations. No delay or failure on the part of the Administrative Agent or any of the Lenders to exercise any of its rights or remedies hereunder or now or hereafter existing at law or in equity or by statute or otherwise, or any partial or single exercise thereof, shall constitute a waiver thereof. All such rights and remedies are cumulative and may be exercised singly or concurrently and the exercise of any one or more of them will not be a waiver of any other.  No waiver of any of its rights and remedies hereunder and no modification or amendment of this Agreement shall be deemed to be made by the Administrative Agent and Lenders unless the same shall be in writing, duly signed by the Administrative Agent on behalf of the Lenders, and each such waiver, if any, shall apply only with respect to the specific instance involved and shall in no way impair the rights and remedies of the Administrative Agent and Lenders hereunder in any other respect at any other time. The Administrative Agent and Lenders shall have the right to grant participations in the Senior Obligations to others at any time and from time to time, and the Administrative Agent and Lenders may divulge to any such participant or potential participant all information, reports, financial statements, and documents obtained in connection with this Agreement, any of the Loan Documents, or otherwise. If any term of this Agreement or any obligation thereunder shall be held to be invalid, illegal, or unenforceable, the remainder of this Agreement and any other application of such term shall not be affected thereby.  This Agreement may be executed in duplicate originals or in several counterparts, each of which shall be deemed an original but all of which together shall constitute one instrument, and it shall not be necessary in making proof hereof to produce or account for more than one such duplicate, original, or counterpart.  This Agreement shall be binding upon the heirs, personal representatives, successors, and assigns of the Subordinate Lender and shall inure to the benefit of the successors and assigns of the Administrative Agent and Lenders. As used herein, the singular number shall include the plural, the plural the singular, and the use of the masculine, feminine, or neuter gender shall include all genders, as the context may require, and the term “person” shall include an individual, a corporation, an association, a partnership, a trust, and an organization. The paragraph headings of this Agreement are for convenience only and shall not limit or otherwise affect any of the terms hereof. This Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina and shall be deemed to be executed, delivered, and accepted in the State of North Carolina.

[SIGNATURE PAGES FOLLOW]

           IN WITNESS WHEREOF, the Subordinate Lender has caused this Agreement to be signed, sealed, and delivered on the day and year first written above.

SUBORDINATE LENDER:

TIMET FINANCE MANAGEMENT COMPANY,
a Delaware corporation
[CORPORATE SEAL}

By:                                                                (SEAL)
Name:
Title:

[ADDITIONAL SIGNATURE PAGES FOLLOW]

           The Borrower and the Guarantors join in the execution of this Agreement so as to signify their acceptance of and agreement and consent to the provisions of this Agreement.

BORROWER:

COMPX INTERNATIONAL, INC.,
a Delaware corporation
[CORPORATE SEAL}

By:                                                                (SEAL)
Name:
Title:

                                                      GUARANTORS:

                                                      COMPX SECURITY PRODUCTS, INC.

[CORPORATE SEAL}
                                                      By:                                                                (SEAL)
                                                      Name:
                                                      Title:

                                                      COMPX PRECISION SLIDES, INC.

[CORPORATE SEAL}
                                                      By:                                                                (SEAL)
                                                      Name:
                                                      Title:

                                                      COMPX MARINE, INC.

[CORPORATE SEAL}
                                                      By:                                                                (SEAL)
                                                      Name:
                                                      Title:

                                                      CUSTOM MARINE, INC.

[CORPORATE SEAL}
                                                      By:                                                                (SEAL)
                                                      Name:
                                                      Title:

                                                      LIVORSI MARINE, INC.

[CORPORATE SEAL}
                                                      By:                                                                (SEAL)
                                                      Name:
                                                      Title:
ACCEPTED BY:                                                                ADMINISTRATIVE AGENT:

WACHOVIA BANK, NATIONAL ASSOCIATION,
a national banking association

By:
Name:
Title: